EXHIBIT 10.9

                        SETTLEMENT AGREEMENT AND RELEASE

         This SETTLEMENT AGREEMENT AND RELEASE dated as of December 3, 2004 (this "Settlement Agreement"), by and among NEWPORT INTERNATIONAL GROUP, INC., a Delaware corporation ("Newport"), ROBINSON REED INC. ("Robinson Reed"), FIRST CAPITAL HOLDINGS INTERNATIONAL, INC. ("First Capital"), CONTINENTAL BLUE LIMITED, ("Continental Blue"), and E-HOLDINGS, INC. ("E-Holdings").

         WHEREAS, a dispute exists among Robinson Reed and First Capital, on the one hand, and Newport, on the other hand, concerning the respective obligations, if any, to each other with respect to a private placement of common stock and warrants by Newport in the aggregate amount of approximately $6,589,932 for which Continental Blue and/or E-Holdings acted as Newport's placement agent (the "Private Placement"); and

         WHEREAS, Robinson Reed, First Capital, Continental Blue, E-Holdings and Newport have negotiated a full and complete settlement of such dispute in the manner set forth in this Settlement Agreement; and

         WHEREAS, without admitting any wrongdoing or liability, or acknowledging the validity of any claim, asserted or unasserted, each of Robinson Reed, First Capital, Continental Blue, E-Holdings and Newport have reached an amicable settlement and have agreed to resolve all claims and other disputes among them arising out of, and relating to, the Private Placement and the transactions contemplated thereby, in the manner set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and the other good and valuable consideration as set forth in this Settlement Agreement, the legal adequacy of which is hereby acknowledged, the parties agree as follows:

         1. No Admission of Fault. Each of Robinson Reed, First Capital, Continental Blue, E-Holdings and Newport acknowledges and agrees that it is entering into this Settlement Agreement in order to settle and resolve all disputed matters among them arising out of or in any way relating to the Private Placement and the transactions contemplated thereby and none of them is admitting any wrongdoing or liability on its part in any way relating to such

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matters, and no inference regarding any such wrongdoing or liability is intended by virtue of the parties entering into this Settlement Agreement.

         2. Consideration to Robinson Reed, First Capital, Continental Blue and E-Holdings. In consideration of the release granted by Robinson Reed, First Capital, Continental Blue and E-Holdings pursuant to Section 5 hereof, Newport shall do the following:

                  (a) Robinson Reed and First Capital Shares. Concurrently with the execution and delivery of this Settlement Agreement, Newport shall issue 750,000 shares of common stock of Newport to Robinson Reed (the "Robinson Reed Shares") and 750,000 shares of common stock of Newport to First Capital (the "First Capital Shares"). The Robinson Reed Shares and the First Capital Shares shall be subject to all of the obligations and receive all of the rights and benefits under the Registration Rights Agreement dated as of August 27, 2004, as amended on November 2, 2004. The Robinson Reed Shares and First Capital Shares are not subject to any put option pursuant to the Common Stock Purchase Agreement dated as of August 27, 2004, as amended on November 2, 2004 (the "Common Stock Purchase Agreement"). Robinson Reed and First Capital hereby instruct Newport to issue a stock certificate in the name of Preston & Price S.A. for 1,500,000 shares of common stock of Newport representing the Robinson Reed Shares and the First Capital Shares. The certificate for 1,500,000 shares of common stock of Newport registered in the name of Preston & Price S.A. shall be sent to UBS London, 1 Curzon Street, London W1J5UB, United Kingdom,
Attention: Sarah Peters.

                  (b) Additional 500,000 Shares for Collateral Account. Concurrently with the execution and delivery of this Settlement Agreement, Newport shall deposit with its brokerage account at Christows London an additional 500,000 free trading shares of Langley Park Investments as additional collateral for Newport to honor any put options pursuant to the Common Stock Purchase Agreement.

                  (c) E-Holdings Commission. Newport covenants and agrees that E-Holdings and/or its assignee shall receive a commission equal to 10% on any future financings between Newport and Robinson Reed, Continental Advisory Services, First Capital and/or any other entity with a similar ownership or management structure as such entities.

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         3. Consideration to Newport. In consideration of the release granted by
Newport pursuant to Section 4 hereof, Robinson Reed, First Capital, Continental Blue and E-Holdings shall do the following:

                  (a) Warrants Issued to Continental Blue. Concurrently with the execution and delivery of this Settlement Agreement, Continental Blue shall rescind the warrants to purchase an aggregate of 339,000 shares of common stock of Newport issued in connection with the Private Placement as an acknowledgment that E-Holdings, and not Continental Blue, acted as the placement agent in connection with the Private Placement and the financing with Langley Park Investments (the "Langley Financing"). Continental Blue and E-Holdings acknowledge that they have been paid in full for the Private Placement and the Langley Financing pursuant to the exercise of put options previously granted to E-Holdings in connection with the Langley Financing. Continental Blue shall immediately return the original warrants to Newport.

                  (b) Voting Rights; First Refusal Rights. Concurrently with the execution and delivery of this Settlement Agreement, Robinson Reed and First Capital shall grant to Mr. Cery Perle, the Chief Executive Officer of Newport, all voting rights with respect to the Robinson Reed Shares and the First Capital Shares. Continental Blue shall forego and release any first refusal rights or restrictions on subsequent financings of Newport that Continental Blue presently holds pursuant to Section 3.13 of the Common Stock Purchase Agreement. 4. Release by Newport. Except for a breach of this Settlement Agreement, Newport hereby releases and forever discharges Robinson Reed, First Capital, Continental Blue and E-Holdings by executing the Release in the form attached hereto as Exhibit A (the "Newport Release").

         5. Release by Robinson Reed, First Capital, Continental Blue and E-Holdings. Except for a breach of this Settlement Agreement, each of Robinson Reed, First Capital, Continental Blue and E-Holdings hereby releases and forever discharges Newport by executing the release in the form attached hereto as Exhibit B (the "Robinson Reed, First Capital, Continental Blue and E-Holdings Release").

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         6. Payments of Legal Fees. Immediately following the execution of this
Settlement Agreement, Newport and Continental Blue shall each pay to Jenkens & Gilchrist Parker Chapin LLP an amount equal to $6,000, for an aggregate amount of $12,000, in respect legal fees incurred on behalf of the parties in connection with the Private Placement and this Settlement Agreement.

         7. Representations and Warranties by Newport. Newport hereby represents and warrants to each of Robinson Reed, First Capital, Continental Blue and E-Holdings as follows:

                  (a) Newport has the corporate power and authority to execute, deliver and perform this Settlement Agreement, the Newport Release and to issue the Robinson Reed Shares and the First Capital Shares.

                  (b) The execution, delivery and performance of this Settlement Agreement, the Newport Release and the issuance of the Robinson Reed Shares and the First Capital Shares have been duly authorized by Newport in accordance with all requisite corporate power and authority.

                  (c) No consents or approvals of, notices to or filings with, any person or entity are required to be obtained by Newport in connection with its execution, delivery and performance of this Settlement Agreement, the Newport Release and the issuance of the Robinson Reed Shares and the First Capital Shares.

                  (d) Newport has received, or has had the opportunity to receive, independent legal advice from attorneys of its choice with respect to the terms and provisions of this Settlement Agreement and the Newport Release, the advisability of entering into this Settlement Agreement and of the consequences of entering into this Settlement Agreement and the Newport Release.

                  (e) Newport has made such investigation of the facts pertaining to this Settlement Agreement and to the transactions contemplated hereby, as it considers appropriate.

                  (f) This Settlement Agreement and the Newport Release constitute a legal, valid and binding obligation of Newport, enforceable against Newport in accordance with its terms, except as enforcement may be limited by
(i) applicable bankruptcy, insolvency,

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reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (g) The execution, delivery and performance of this Settlement Agreement and the Newport Release by Newport, the issuance of the Robinson Reed Shares and the First Capital Shares, shall not (i) violate or contravene the certificate of incorporation or by-laws of Newport; (ii) violate or constitute a breach of, or default under, any material agreement or other instrument binding upon Newport or to which it is a party; (iii) violate or contravene any judgment, decree or order of any court or regulatory body binding upon Newport; or (iv) violate any law or regulation applicable to Newport.

                  (h) Newport has reserved the Robinson Reed Shares and the First Capital Shares for issuance and such shares upon issuance will be legally and validly issued, fully paid and non-assessable.

         8. Representations and Warranties by Robinson Reed, First Capital, Continental Blue and E-Holdings. Each of Robinson Reed, First Capital, Continental Blue and E-Holdings hereby represents and warrants to Newport as follows:

                  (a) Each of Robinson Reed, First Capital, Continental Blue and E-Holdings has the corporate power and authority to execute, deliver and perform this Settlement Agreement and the Robinson Reed, First Capital, Continental Blue and E-Holdings Release.

                  (b) The execution, delivery and performance of this Settlement Agreement and the Robinson Reed, First Capital, Continental Blue and E-Holdings Release have been duly authorized by each of Robinson Reed, First Capital, Continental Blue and E-Holdings in accordance with all requisite corporate power and authority.

                  (c) No consents or approvals of, notices to or filings with, any person or entity are required by Robinson Reed, First Capital, Continental Blue or E-Holdings in connection with the execution, delivery and performance of this Settlement Agreement or the Robinson Reed, First Capital, Continental Blue and E-Holdings Release.

                  (d) Each of Robinson Reed, First Capital, Continental Blue or E-Holdings has received independent legal advice from attorneys of his choice with respect to the

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terms and provisions of this Settlement Agreement and the Robinson Reed, First
Capital, Continental Blue and E-Holdings Release, the advisability of entering into this Settlement Agreement and of the consequences of entering into this Settlement Agreement and the Robinson Reed, First Capital, Continental Blue and E-Holdings Release.

                  (e) Each of Robinson Reed, First Capital, Continental Blue and E-Holdings has made such investigation of the facts pertaining to this Settlement Agreement and to the transactions contemplated by this Settlement Agreement, as it considers appropriate.

                  (f) This Settlement Agreement and the Robinson Reed, First Capital, Continental Blue and E-Holdings Release constitute a legal, valid and binding obligation of each of Robinson Reed, First Capital, Continental Blue and E-Holdings, enforceable against each in accordance with its terms, except as enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  (g) The execution, delivery and performance of this Settlement Agreement and the Robinson Reed, First Capital, Continental Blue and E-Holdings Release by Robinson Reed, First Capital, Continental Blue and E-Holdings shall not (i) violate or contravene the certificate or articles of incorporation or by-laws of Robinson Reed, First Capital, Continental Blue and E-Holdings; (ii) violate or constitute a breach of, or default under, any material agreement or other instrument binding upon Robinson Reed, First Capital, Continental Blue or E-Holdings or to which it is a party; or (iii) violate or contravene any judgment, decree or order of any court or regulatory body binding upon Robinson Reed, First Capital, Continental Blue or E-Holdings.

         9. Ownership of Claims. Each of Newport, on the one hand, and Robinson Reed, First Capital, Continental Blue or E-Holdings, on the other hand, represent and warrant to the other, that it is the lawful and sole owner of the claims being released hereby and it has not sold, transferred, assigned, pledged, hypothecated or otherwise encumbered any such claim.

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         10. Governing Law. THIS SETTLEMENT AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAW OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION. THIS SETTLEMENT AGREEMENT SHALL BE CONSTRUED WITHOUT REGARD TO ANY PRESUMPTION OR OTHER RULE REQUIRING CONSTRUCTION AGAINST THE PARTY CAUSING THE SETTLEMENT AGREEMENT TO BE DRAFTED.

         11. Confidentiality. Commencing from the date hereof each of the parties shall keep the terms and provisions of this Settlement Agreement confidential and shall not disclose such terms and provisions to any person or entity, except (i) as may be required by applicable law or regulation; (ii) pursuant to applicable subpoena; (iii) in connection with the enforcement of this Settlement Agreement; and (iv) to their respective attorneys and accountants, who are advised of the confidential nature of this Settlement Agreement prior to disclosure and who agree to be bound by the confidentiality obligations set forth in this Section 11.

         12. Notices. Any notice or other communication under or relating to this Settlement Agreement shall be in writing and shall be considered given when received by the intended recipient, if (i) delivered in person; (ii) sent by a recognized overnight courier service; (iii) when mailed by registered mail or certified first class mail return receipt requested (with postage prepaid); or
(iv) on the day received by telecopy transmission if received before 6:00 p.m. (local time), or if received after that time it shall be considered received on the next business day, at the respective address or telecopy number of the parties or such other address or telecopy number as a party may specify by a notice in accordance with this Section 12 to the other parties hereto:

                                    If to Newport:

                                    Newport International Group, Inc.
                                    73061 El Paseo Suite 202
                                    Palm Desert, California 92260
                                    Attention:  President and CEO
                                    Tel. No.: (760) 779-0251
                                    Fax No.: (760) 674-0016


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                                    If to Robinson Reed:

                                    Robinson Reed Inc.
                                    European Administration:
                                    4 Pikoni Street
                                    P.O. Box 56220
                                    3305 Limassol
                                    Cyprus
                                    + 357 2533 9274
                                    Kontaktperson: Geoffrey Magistrate

                                    If to First Capital:

                                    First Capital Holdings International, Inc.
                                    24 DeCastro Street
                                    Wickhams Cay 1
                                    Roadtown
                                    Tortola, British Virgin Islands
                                    Attention: Andri Athanasiou

                                    If to Continental Blue:

                                    Continental Blue Limited
                                    Cumberland House
                                    27 Cumberland Street
                                    Nassau, The Bahamas
                                    Attention: Barry Herman

                                    If to E-Holdings:

                                    E-Holdings, Inc.
                                    Cumberland House
                                    27 Cumberland Street
                                    Nassau, The Bahamas
                                    Attention: Angela Scott

         13. Miscellaneous. (a) No party may assign any of its rights or delegate any of its duties under this Settlement Agreement without the prior written consent of the other party hereto. This Settlement Agreement shall be binding upon the successors and permitted assigns of the parties and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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

                  (b) The provisions of this Settlement Agreement shall not be construed as a waiver of any party's right to bring suit to enforce the terms and provisions of this Settlement Agreement.

                  (c) This Settlement Agreement (together with the Newport Release, the Robinson Reed, First Capital, Continental Blue and E-Holdings Release) contains a complete statement of all the arrangements, understandings and agreements among the parties with respect to the subject matter hereof, supersede all other arrangements, understandings and agreements, whether written or oral, among them relating to such subject matter, all of which are merged herein. This Settlement Agreement cannot be altered, modified, waived or amended, except by an instrument in writing executed by each of the parties hereto.

                  (d) Section headings contained in this Settlement Agreement are included herein solely for convenience of reference only and are not intended to affect the interpretation or construction of any of the terms or provisions of this Settlement Agreement.

                  (e) This Settlement Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument. The facsimile signature of a party hereto shall constitute a valid and effective signature.


             [The remainder of this page left intentionally blank.]

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

         IN WITNESS WHEREOF each of the parties has duly executed this Settlement Agreement as of the date first above written.


                                      NEWPORT INTERNATIONAL GROUP, INC.


                                      By: __/S/_________________________________
                                          Name:
                                          Title:


                                      ROBINSON REED INC.


                                      By: __/S/_________________________________
                                          Name:
                                          Title:


                                      FIRST CAPITAL HOLDINGS INTERNATIONAL, INC.


                                      By: __/S/_________________________________
                                          Name:
                                          Title:


                                      CONTINENTAL BLUE LIMITED


                                      By: __/S/_________________________________
                                          Name:
                                          Title:


                                      E-HOLDINGS, INC.


                                      By: __/S/_________________________________
                                          Name:
                                          Title:

                                    Exhibit A

                                     RELEASE

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Newport International Group, Inc., a Delaware corporation (the "Releasor"), hereby absolutely and irrevocably releases, waives, relinquishes, renounces and discharges forever, Robinson Reed Inc., First Capital Holdings International, Inc., Continental Blue Limited and E-Holdings, Inc., and each of their respective subsidiaries, affiliates, successors and assigns, if any, as well as their respective present and former directors, officers, employees, agents, attorneys or other attorneys and other representatives acting on their behalf and successors and assigns of each of them (the "Releasees"), from any and all claims, suits, damages, debts, liens, liabilities, obligations, promises, judgments, demands, losses, causes of actions, rights, costs and expenses (including, without limitation, attorneys' fees and expenses) of every kind, nature and description, in law or in equity, whether the same be known or unknown, or known in the future, billed or unbilled, suspected or unsuspected, absolute or contingent, disclosed or undisclosed, direct or indirect or nominally or beneficially possessed or claimed by the Releasor, from the beginning of time through the date hereof, which Releasor could assert against any Releasee relating to or arising out of the private placement dated and signed on August 27, 2004, as amended on November 2, 2004, and the transactions contemplated thereby, including, without limitation, all of the transaction documents entered into in connection with the private placement (collectively, the "Released Claims").

         If the Releasor brings any claim, suit, action or manner of action against any Releasee in administrative proceedings, in arbitration, at law, in equity or mixed, in any way connected with, relating to or arising out of the Released Claims, then the Releasor agrees to jointly and severally indemnify and hold harmless the Releasees in the amount of any final monetary judgment or settlement and any related costs (including, without limitation, its reasonable attorneys' fees and expenses) entered against, paid or incurred by the Releasees.

         Releasor hereby warrants and represents to Releasees that there has been no assignment, conveyance, encumbrance, hypothecation, pledge or other transfer of any interest or any matter covered by this Release.

         If, for any reason, any court of competent jurisdiction shall hold by final non-appealable order that any Released Claim purported to be released hereby is not so released, then this Release shall nonetheless be and remain effective with respect to each and every other Released Claim released hereby.

         This Release shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles that would result in the application of the substantive law of another jurisdiction. This Release may not be amended or modified except by an instrument in writing signed by the Releasor.

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

         IN WITNESS WHEREOF, each of the undersigned has caused this Release to be duly executed effective as of the 3rd day of December, 2004.


                                      NEWPORT INTERNATIONAL GROUP, INC.


                                      By: __/S/_________________________________
                                          Name:
                                          Title:


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
                                    EXHIBIT B

                                     RELEASE

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Robinson Reed Inc., First Capital Holdings International, Inc., Continental Blue Limited and E-Holdings, Inc., and their successors and assigns, if any, and their respective officers, directors, employees, subsidiaries, affiliates and attorneys (collectively, the "Releasors"), hereby absolutely and irrevocably forever release, waive, relinquish, renounce and discharge forever, Newport International Group, Inc., a Delaware corporation, and its successors and assigns, if any, and its respective present and former directors, officers, employees, agents, attorneys or other attorneys and other representatives acting on their behalf and successors and assigns of each of them (the "Releasees"), from any and all claims, suits, damages, debts, liens, liabilities, obligations, promises, judgments, demands, losses, causes of action, rights, costs and expenses (including, without limitation, attorneys fees and expenses) of every kind, nature and description, in law or in equity, whether the same be known or unknown, or known in the future, billed or unbilled, suspected or unsuspected, absolute or contingent, disclosed or undisclosed, direct or indirect or nominally or beneficially possessed or claimed by the Releasors, which the Releasors could assert against the Releasee relating to or arising out of the private placement dated and signed on August 27, 2004, as amended on November 2, 2004, and the transactions contemplated thereby, including, without limitation, all of the transaction documents entered into in connection with the private placement (collectively, the "Released Claims"); provided, however, any claim by the Releasors relating to the failure of the Releasees to honor a put option pursuant to Article VI of the common stock purchase agreement dated as of August 27, 2004, as amended on November 2, 2004, shall not constitute a Released Claim under this Release.

         If a Releasor brings any claim, suit, action or manner of action against the Releasee in administrative proceedings, in arbitration, at law, in equity or mixed, in any way connected with, relating to or arising out of the Released Claims, then such Releasor agrees to jointly and severally indemnify and hold harmless the Releasees in the amount of any final monetary judgment or settlement and any related costs (including, without limitation, its reasonable attorneys' fees and expenses) entered against, paid or incurred by any of the Releasees.

         Each Releasor hereby warrants and represents to Releasees that there has been no assignment, conveyance, encumbrance, hypothecation, pledge or other transfer of any interest or any matter covered by this Release.

         If, for any reason, any court of competent jurisdiction shall hold by final non-appealable order that any Released Claim purported to be released hereby is not so released, then this Release shall nonetheless be and remain effective with respect to each and every other Released Claim released hereby.

         This Release shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles that would result in the application of the substantive law of another jurisdiction. This Release may not be amended or modified except by an instrument in writing signed by the Releasor.

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

         IN WITNESS WHEREOF, each of the undersigned has caused this Release to be duly executed effective as of the 3rd day of December, 2004.


                                      ROBINSON REED INC.


                                      By: ___/S/________________________________
                                          Name:
                                          Title:


                                      FIRST CAPITAL HOLDINGS INTERNATIONAL, INC.


                                      By: ___/S/________________________________
                                          Name:
                                          Title:


                                      CONTINENTAL BLUE LIMITED


                                      By: ____/S/_______________________________
                                          Name:
                                          Title:


                                      E-HOLDINGS, INC.


                                      By: __/S/_________________________________
                                          Name:
                                          Title:

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